NVIT Nasdaq-100 Index Fund
Summary Prospectus April 30, 2026

Class I / Class II

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, each dated April 30, 2026 (as may be supplemented or revised), are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective
The NVIT Nasdaq-100 Index Fund (the “Fund”) seeks to match the performance of the Nasdaq-100® Index as closely as possible before the deduction of Fund expenses.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	0.17%	0.17%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.44%	0.44%
Total Annual Fund Operating Expenses	0.61%	0.86%
Fee Waiver/Expense Reimbursement(1)	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.47%	0.72%
(1)  Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.22% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers
NSP-NASDX (4/26)
Summary Prospectus April 30, 2026

NVIT Nasdaq-100 Index Fund

that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$48	$181	$326	$749
Class II Shares	74	260	463	1,048
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the period April 15, 2025 (commencement of operations) through December 31, 2025, the Fund’s portfolio turnover rate was 50.00% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs a “passive” management approach, investing in a portfolio of assets whose performance the subadviser expects to match approximately the performance of the Nasdaq-100® Index before the deduction of Fund expenses. The Nasdaq-100® Index is a stock market index made up of equity securities issued by 100 of the largest non-financial companies listed on the Nasdaq stock exchange. Some of these companies may be located outside the United States. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in the Nasdaq-100® Index. The Fund does not necessarily invest in all of the securities included in the Nasdaq-100® Index, or in the same weightings. Because the Nasdaq-100® Index includes securities from several technology industries, the Fund is permitted to invest more than 25% of its net assets in securities of companies in the technology sector. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Index fund risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between the Fund’s performance and that of the index is likely to be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Concentration risk – the risk associated with exposure to any one industry or sector. Because the technology sector constitutes a large percentage of the Nasdaq-100® Index, the Fund focuses its investments (i.e., invests more than 25% of its total assets) in the technology sector. This sector concentration exposes the Fund to risks associated with economic conditions in the technology
Summary Prospectus April 30, 2026

NVIT Nasdaq-100 Index Fund

sector. Due to intense global competition, a less diversified product line and other factors, companies that develop and/or rely on technology are often highly sensitive to downswings in the economy. Such companies may also experience volatile swings in demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Nondiversified fund risk – because the Fund may hold larger positions in fewer securities than diversified funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund is new and did not complete one full calendar year of operations.
The Fund’s broad-based securities market index is the Russell 1000® Index in order to meet a Securities and Exchange Commission requirement. The Fund also compares its performance to the Nasdaq-100® Index, which has characteristics relevant to the Fund’s investment strategy.
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
BlackRock Investment Management, LLC
Portfolio Managers
Portfolio Manager	Title	Length of Service
Jennifer Hsui, CFA	Managing Director, Portfolio Manager	Since 2025
Peter Sietsema	Managing Director	Since 2025
Matt Waldron, CFA	Managing Director	Since 2025
Steven White	Managing Director	Since 2025
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Summary Prospectus April 30, 2026

NVIT Nasdaq-100 Index Fund

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Summary Prospectus April 30, 2026

NVIT Nasdaq-100 Index Fund